SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2023

KeyStar Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-252983	85-0738656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

78 SW 7th Street, Suite 800 Miami, FL	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 783-9435

9620 Las Vegas Blvd. S STE E4-98, Las Vegas, NV 89123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

The disclosures set forth in Item 5.02 are incorporated by reference into this Item 1.01

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Officer's Compensation

On January 10, 2023, the Board appointed Mark Thomas ("Thomas") as the new Chief Executive Officer, Principal Executive Officer, President and Chief Technology Officer of the Company. In lieu of an employment agreement, Thomas received a written offer letter (the "Offer") that stated he will receive an annual salary of $380,000, and he is eligible to participate in the Company's benefit plans. The Offer also stated that by February 1, 2023, the Board will set milestones for incentive compensation (in either annual salary increases or bonuses) in such amounts that, if all of the milestones are met, Thomas' total annual compensation will reach $500,000 or more (the "Incentive Compensation"). On February 6, 2023, we entered into a supplement to the Offer (the "Supplement") with Thomas that sets forth the following terms and conditions relating to the Incentive Compensation.

Within 60 calendar days after we have $1,000,000 or more in gross gaming revenue (defined as sports betting handle minus pass through betting wins, plus betting fees), the Board (or its compensation committee, if any) will engage at least two executive compensation consultants to provide reports to the Board regarding compensation of Chief Executive Officers of comparable companies. The Board will timely review and consider such reports in determining potential adjustments to Thomas' annual salary. Any adjustments will be at the Board's sole discretion.

In the event that we receive a sports betting license (or equivalent) in the State of Tennessee, within 30 days after the issue date, Thomas will receive a cash bonus of $50,000.00.

For the next 24 months, in each event that we receive a sports betting license (or equivalent) in a new jurisdiction (other than the State of Tennessee), within 30 days after the issue date, Thomas will receive a cash bonus in an amount equal to the lesser of: (i) $100,000; or (ii) the product of 0.01% multiplied by the subject jurisdiction's trailing 12-month sports betting handle (using the most recent 12 months reported by Legal Sports Report which currently posts such data at www.legalsportsreport.com/sports-betting/revenue/). After the 24-month period, the Board (or its compensation committee, if any) will review and consider an extension or adjustment to this bonus structure. Any extensions or adjustments will be at the Board's sole discretion.

If our net loss for our 2022-2023 fiscal year, as determined by our Chief Financial Officer, is less than $6,197,719, Thomas will be eligible for a cash bonus in an amount equal to 8% of the difference of the actual net loss minus and $6,197,719. The cash bonus will be due within 30 days after the determination of the 2022-2023 fiscal year net loss.

If Thomas' employment is terminated without "cause," provided that he executes and returns a general release of claims to us (in a form reasonably acceptable to us), he will be entitled to a severance through continued payments of his current annual base salary of $380,000 for 6 months. A change to Thomas's title(s) or responsibilities will not constitute a termination without "cause' if he is offered continued employment in a different role unless the continued employment is offered at a lower annual base salary or unless he is asked to permanently relocate outside of the Miami metro area for work. The Supplement defines "cause" as: (i) gross negligence, recklessness, intentional misrepresentation or willful misconduct by Thomas in the performance of his duties; (ii) the commission by Thomas of any act of fraud, embezzlement, theft or other financial dishonesty, or of any felony, or to any crime involving moral turpitude; (iii) the breach by Thomas of his Employment Conditions Agreement (or any other replacement agreement); (iv) Thomas' material violation of state or federal law relating to sexual harassment or other prohibited harassment or discrimination; or (v) Thomas' failure to comply with any policy of the Company of which he had notice.

The foregoing summary of the Supplement is qualified in its entirety by reference to the full text of the Supplement which is attached as Exhibit 10.1 hereto, and is incorporated by reference herein. You are urged to read said exhibit attached hereto in its entirety.

Item 7.01Regulation FD Disclosure.

On February 10, 2023, we issued a press release regarding submittal of a sports betting license application with the State of Tennessee. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this report furnished pursuant to this Item 7.01 and the press release furnished as Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of the information in this report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this report constitutes material investor information that is not otherwise publicly available.

Forward-Looking Statements

This report, including the exhibits furnished herewith, contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, and the opposites of such words, although some forward-looking statements are expressed differently. Forward-looking statements involve known and unknown risks and uncertainties that exist in the Company's operations and business environment, which may be beyond the Company's control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward- looking statements. For example, forward-looking statements include, without limitation: statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations. The risks and uncertainties referred to above include, but are not limited to, risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2022. These risks could cause actual results to differ materially from those expressed in any forward- looking statements made by, or on behalf of, the Company. Forward-looking statements represent the judgment of management of the Company regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Company can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
10.1	Offer Letter Supplement between KeyStar Corp. and Mark Thomas, dated February 6, 2023
99.1	Press Release, dated February 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2023	KEYSTAR CORP.

By: /s/ Anthony J. Fidaleo
Anthony J. Fidaleo, CFO